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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): October 13, 1998

                          Life Financial Corporation
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                    000-22193                  33-0743196
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(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
     of incorporation                                      Identification No.)



Registrant's telephone number, including area code: (909) 637-4000



                                Not Applicable
            ------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events.
---------------------

       Life Financial Corporation issued a press release on Monday, October 12, 1998 stating that Life Financial Corporation's Board of Directors informed FirstPlus Financial Group on October 9, 1998 that Life Financial Corporation is terminating the Agreement and Plan of Merger entered into by the parties on March 11, 1998. The Board of Directors believed it was in the best interest of the stockholders to no longer continue with the merger.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        LIFE FINANCIAL CORPORATION

                                        By: /s/ Daniel L. Perl
                                           ------------------------------------
                                           Daniel L. Perl
                                           President and Chief Executive Officer

DATE: October 13, 1998
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                                 Exhibit Index
                                 -------------

The following Exhibit is filed as part of this report:

Exhibit 99.  Press Release dated October 12, 1998



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